Exhibit 10.3

EXECUTION VERSION

AMENDED AND RESTATED SECURITY AGREEMENT

AMENDED AND RESTATED SECURITY AGREEMENT dated as of December 19, 2017, among HMS HOLDINGS CORP., a corporation duly organized and validly existing under the laws of Delaware (the “Borrower”), each of the Subsidiaries of the Borrower identified under the caption “SUBSIDIARY SECURING PARTIES” on the signature pages hereto and each other Subsidiary of the Borrower, if any, that becomes a “Securing Party” hereunder as contemplated by Section 6.12 (individually, a “Subsidiary Securing Party” and, collectively, the “Subsidiary Securing Parties” and, together with the Borrower, the “Securing Parties”), and CITIBANK, N.A., as collateral agent for the Lenders party from time to time under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Collateral Agent”), which hereby amends and restates the Existing Security Agreement (as defined below).

The Borrower, the Subsidiary Securing Parties, as guarantors thereunder, the lenders party thereto and Citibank, N.A., as administrative agent (the “Administrative Agent”) have previously entered into that certain Credit Agreement, dated as of December 16, 2011 (the “Original Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by such lenders to the Borrower. The Original Credit Agreement was subsequently amended and restated by the Amended and Restated Credit Agreement, dated as of May 3, 2013 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of March 8, 2017, among the Borrower, the subsidiaries of the Borrower party thereto and the Lenders , and as further modified and supplemented and in effect from time to time, the “Existing Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by such lenders to the Borrower.

In connection with the execution and delivery of the Original Credit Agreement, the Borrower, each of the Subsidiaries of the Borrower party thereto, each as Securing Parties, and Citibank, N.A., as collateral agent for the Secured Parties have previously entered into a Security Agreement, dated as of December 16, 2011 (as modified and supplemented and in effect from time to time prior to the date hereof, the “Existing Security Agreement”), pursuant to which the Securing Parties (as defined in the Existing Security Agreement) granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Collateral (as defined in the Existing Credit Agreement) as security for the Obligations (as defined in the Existing Credit Agreement). Concurrently with the execution and delivery of this Agreement on the date hereof, the Borrower, the Subsidiary Securing Parties, as guarantors thereunder, the lenders party thereto and the Administrative Agent are entering into that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of the date hereof (the “Amendment”, and collectively with the Existing Credit Agreement, as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which thereby amends and restates the Existing Credit Agreement in its entirety in the form of Exhibit A attached thereto.

To induce the Lenders (as defined below) to enter into the Amendment, to amend and restate the Existing Credit Agreement, to extend credit thereunder, to induce the Lenders and their affiliates to provide other credit to the Borrower and the other Loan Parties of the type referred to in the definition of “Obligations” (as defined in the Credit Agreement), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Securing Party party hereto and the Collateral Agent have hereby agreed, pursuant to the provisions set forth in Section 5.03 of the Existing Security Agreement, to amend and restate the Existing Security Agreement in its entirety in the form of this Agreement, and each Securing Party has hereby agreed to grant a security interest in the Collateral (as defined below) as security for the Secured Obligations (as defined below).

Accordingly, the parties hereto agree as follows:

Section 1. Definitions, Etc.

1.01                  Terms Generally. Terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

1.02                  Certain Uniform Commercial Code Terms. As used herein, the terms “Accession”, “Account”, “As-Extracted Collateral”, “Chattel Paper”, “Commercial Tort Claims”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Fixture”, “General Intangible”, “Goods”, “Instrument”, “Inventory”, “Investment Property”, “Letter-of-Credit Right”, “Payment Intangible”, “Proceeds”, “Promissory Note”, “Software” and “Tangible Chattel Paper” have the respective meanings set forth in Article 9 of the NYUCC, and the terms “Certificated Security”, “Entitlement Holder”, “Financial Asset”, “Instruction”, “Securities Account”, “Security”, “Security Certificate”, “Security Entitlement” and “Uncertificated Security” have the respective meanings set forth in Article 8 of the NYUCC.

1.03                  Additional Definitions. In addition, as used herein:

“Administrative Agent” has the meaning assigned to such term in the recitals, hereto.

“Assignment Agreement” means an assignment agreement executed by any Securing Party with respect to a Required Government Contract to which such Securing Party is a party, in form and substance reasonably satisfactory to the Collateral Agent.

“Assignment of Claims Act” means the Assignment of Claims Act of 1940 (41 U.S.C. Section 15, 31 U.S.C. Section 3737, and 31 U.S.C. Section 3727), including all amendments thereto and regulations promulgated thereunder.

“Collateral Agent” has the meaning assigned to such term in the recital, hereto.

“Collateral” has the meaning assigned to such term in Section 3.

“Copyright Collateral” means all Copyrights, whether now owned, exclusively licensed to or hereafter acquired by any Securing Party, including each Copyright identified in Annex 3.

“Copyrights” means all copyrights, copyright registrations and applications for copyright registrations, including all renewals and extensions thereof, all rights to recover for past, present or future infringements thereof and all other rights whatsoever accruing thereunder or pertaining thereto.

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“Government Contract” means a contract between any Securing Party and an agency, department or instrumentality of the United States.

“Initial Pledged Debt” means the indebtedness of each Issuer beneficially owned by any Securing Party on the date hereof, including the indebtedness identified in Annex 2 (Part A).

“Initial Pledged Equity” means the Capital Stock of each Issuer beneficially owned by any Securing Party on the date hereof, including the Capital Stock identified in Annex 2 (Part B).

“Intellectual Property” means, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any Securing Party with respect to any of the foregoing, in each case whether now or hereafter owned or used; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by any Securing Party; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by any Securing Party in respect of any of the items listed above.

“Issuers” means, collectively, (a) the respective Persons identified on Annex 2 (Part B) under the caption “Issuer”, (b) any other Person that shall at any time be a Subsidiary of any Securing Party, and (c) the issuer of any Capital Stock hereafter owned by any Securing Party.

“Notice of Assignment” means each agreement providing notice of an assignment of claims executed by the Collateral Agent with respect to a Required Government Contract, in form and substance reasonably satisfactory to the Collateral Agent.

“NYUCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Patent Collateral” means all Patents, whether now owned or hereafter acquired by any Securing Party, including each Patent identified in Annex 4, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto.

“Patents” means all patents and patent applications, including the inventions, designs and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, all damages and payments for past or future infringements thereof and rights to sue therefor, and all rights corresponding thereto throughout the world.

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“Pledged Debt” means, collectively, (a) the Initial Pledged Debt and (b) all other indebtedness from time to time owed to any Securing Party and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.

“Pledged Equity” means, collectively, (a) the Initial Pledged Equity and (b) all other Capital Stock now or hereafter owned by any Securing Party, together in each case with (i) all certificates representing the same, (ii) all shares, securities, moneys or other property representing a dividend on or a distribution or return of capital on or in respect of the Pledged Equity, or resulting from a split-up, revision, reclassification or other like change of the Pledged Equity or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Equity, and (iii) without prejudice to any provision of any of the Loan Documents prohibiting any merger or consolidation by an Issuer, all Capital Stock of any successor entity of any such merger or consolidation.

“Required Government Contract” any Government Contract involving aggregate consideration payable to any Securing Party in an amount in excess of $5,000,000 per annum to which such Securing Party is a party, including each Government Contract identified on Annex 7.

“Secured Obligations” means all Obligations of the Securing Parties.

“Secured Parties” means, collectively, the Lenders, the Administrative Agent, the Collateral Agent, each counterparty to an agreement referred to in clause (c) of the definition of "Obligations" as set forth in the Credit Agreement if at the date of entering into such agreement such person was the Administrative Agent, Collateral Agent or a Lender Part or an affiliate thereof, any other holder from time to time of any of the Secured Obligations and, in each case, their respective successors and assigns.

“Securing Party” has the meaning assigned to such term in the recitals hereto.

“Subsidiary Securing Party” has the meaning assigned to such term in the recitals hereto.

“Trademark Collateral” means all Trademarks, whether now owned or hereafter acquired by any Securing Party, including each Trademark identified in Annex 5, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such Trademark. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

“Trademarks” means all trade names, trade dress, domain names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including all renewals of trademark and service mark registrations, all rights to recover for all past, present and future infringements, dilutions or violations thereof and all rights to sue therefor, and all rights corresponding thereto throughout the world.

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1.01                  “Treatment of Certain Obligations” For purposes hereof, it is understood that any obligations of any Securing Party to a Person arising under an Obligation of a type referred to in clauses (b) and (c) of the definition of “Obligations” set forth in the Credit Agreement entered into or incurred at the time such Person (or any Affiliate thereof) is a “Lender” party to the Credit Agreement shall nevertheless continue to constitute Secured Obligations for purposes hereof, notwithstanding that such Person (or its Affiliate) may have assigned all of its Loans and other interests in the Credit Agreement and, therefore, at the time a claim is to be made in respect of such obligations, such Person (or its Affiliate) is no longer a Lender party to the Credit Agreement, provided that neither such Person nor any such Affiliate shall be entitled to the benefits of this Agreement (and such obligations shall not constitute Secured Obligations hereunder) unless, at or prior to the time such Person (or its Affiliate) ceased to be a Lender hereunder, it shall have notified the Collateral Agent and the Borrower in writing of the existence of such agreement of such Person (or its Affiliate).

Section 2. Representations and Warranties. Each Securing Party represents and warrants to the Lenders and the Collateral Agent for the benefit of the Secured Parties that:

2.01                  Title. Such Securing Party is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Section 3 and no Lien exists upon the Collateral other than (a) the security interest created or provided for herein, which security interest constitutes a valid first and prior perfected Lien on the Collateral to the extent required hereunder, and (b) the Liens thereon (if any) expressly permitted by Section 7.02 of the Credit Agreement.

2.02                  Names, Etc. The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of each Securing Party as of the date hereof are correctly set forth in Annex 1. Annex 1 correctly specifies the place of business of each Securing Party or, if such Securing Party has more than one place of business, the location of the chief executive office of such Securing Party.

2.03                  Changes in Circumstances. Such Securing Party has not (a) within the period of four months prior to the date hereof, changed its location (as defined in Section 9-307 of the NYUCC) or (b) except as specified in Annex 1, heretofore changed its name or jurisdiction of organization within the past five years.

2.04                  Pledged Equity. The Initial Pledged Equity constitute (a) 100% of the issued and outstanding Capital Stock of each Issuer (other than a FSHCo or a Foreign Subsidiary) beneficially owned by such Securing Party on the date hereof, whether or not registered in the name of such Securing Party and (b) in the case of each Issuer which is a FSHCo or a Foreign Subsidiary and directly owned by the Borrower or any Securing Party, 65% of the issued and outstanding Capital Stock of such Issuer (or such lesser percentage of the Capital Stock of such Issuer beneficially owned by such Securing Party on the date hereof), in each case whether or not registered in the name of such Securing Party. Annex 2 (Part B) correctly identifies, as at the date hereof, the respective Issuers of the Initial Pledged Equity and (in the case of any corporate Issuer) the respective class and par value thereof and the respective number of shares or interests thereof (and registered owner thereof) represented by each such certificate. The Initial Pledged Equity are, and all other Pledged Equity of any Subsidiary in which such Securing Party shall hereafter grant a security interest pursuant to Section 3 will be, (i) duly authorized, validly existing, fully paid and non-assessable (in the case of any Capital Stock issued by a corporation) and (ii) duly issued and outstanding (in the case of any Capital Stock in any other entity), and none of such Pledged Equity are or will be subject to any contractual restriction on the transfer of such Pledged Equity (except for any such restriction imposed by any Requirement of Law or those contained herein or in the other Loan Documents or as otherwise permitted by the Credit Agreement).

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2.05                  Initial Pledged Debt. Annex 2 (Part A) sets forth a complete and correct list of all Pledged Debt held by any Securing Party on the date hereof. The Pledged Debt has been duly and validly authorized and issued by the issuers thereof and are legal, valid and binding obligations of the issuers thereof, except to the extent that enforceability of such obligations may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditor’s rights generally; provided that the foregoing representations, insofar as they relate to the Pledged Debt Securities issued by a Person other than a Securing Party, are made to the knowledge of the Securing Party.

2.06                  Intellectual Property. Annexes 3, 4 and 5, respectively, set forth under the name of such Securing Party a complete and correct list of all copyright registrations, issued patents, patent applications, trademark registrations and trademark applications owned by such Securing Party on the date hereof (or, in the case of any supplement to said Annexes 3, 4 and 5, effecting a pledge thereof, as of the date of such supplement). Except pursuant to licenses and other user agreements entered into by such Securing Party in the ordinary course of business that are listed in said Annexes 3, 4 and 5 (including as supplemented by any supplement effecting a pledge thereof) or as otherwise permitted by the Credit Agreement, such Securing Party has done nothing to authorize or enable any other Person to use any Copyright, Patent or Trademark listed in said Annexes 3, 4 and 5 (as so supplemented), and all registrations listed in said Annexes 3, 4 and 5 (as so supplemented) are, except as noted therein or as otherwise permitted by the Credit Agreement, in full force and effect. To such Securing Party’s knowledge, (i) except as set forth in said Annexes 3, 4 and 5 (as supplemented by any supplement effecting a pledge thereof), there is no violation by others of any right of such Securing Party with respect to any Copyright, Patent or Trademark listed in said Annexes 3, 4 and 5 (as so supplemented), respectively, and (ii) such Securing Party is not infringing in any respect upon any Copyright, Patent or Trademark of any other Person; and no proceedings alleging such infringement have been instituted or are pending against such Securing Party and no written claim against such Securing Party has been received by such Securing Party, alleging any such violation, except (x) as may be set forth in said Annexes 3, 4 and 5 (as so supplemented) or (y) in each case as would not reasonably be likely to result in a Material Adverse Effect.

2.07                  Commercial Tort Claims. Annex 6 sets forth a complete and correct list of all Commercial Tort Claims of the Securing Parties in existence on the date hereof with a face value in excess of $5,000,000.

2.08                  Delivery. All certificates, agreements or instruments representing or evidencing the Collateral (including, without limitation, the Pledged Equity and Pledged Debt) in existence on the date hereof have been delivered to the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Collateral Agent has a perfected first priority security interest therein, subject to Liens permitted by Section 7.02 of the Credit Agreement.

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2.09                  Security Interest. The security interest in and Lien on the Collateral granted to the Collateral Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the filings and other actions described in Section 4.01, a perfected security interest in all the Collateral, except to the extent perfection is not otherwise required herein. The security interest and Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in and on the Collateral will at all times constitute a perfected, continuing security interest therein, prior to all other Liens on the Collateral except for Liens permitted by Section 7.02 of the Credit Agreement.

2.10                  Required Government Contracts. As of the date hereof, Annex 7 sets forth a complete and accurate list of all Required Government Contracts of the Securing Parties.

Section 3. Collateral. As collateral security for the payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, each Securing Party hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties and in the case of each Securing Party party to the Existing Security Agreement, confirms its prior pledge and grant to the Collateral Agent for the benefit of the Secured Parties, as hereinafter provided a security interest in all of such Securing Party’s right, title and interest in, to and under the following property, in each case whether tangible or intangible, wherever located, and whether now owned by such Securing Party or hereafter acquired and whether now existing or hereafter coming into existence (all of the property described in this Section 3 being, collectively, referred to herein as “Collateral”):

(a)                all Accounts;

(b)               all As-Extracted Collateral;

(c)                all Chattel Paper;

(d)               all Money and Deposit Accounts;

(e)                all Documents;

(f)                all Equipment

(g)               all Fixtures;

(h)               all General Intangibles;

(i)                 all Goods not covered by the other clauses of this Section 3;

(j)                 the Pledged Equity and the Pledged Debt;

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(k)               all Instruments, including all Promissory Notes;

(l)                 all Intellectual Property;

(m)             all Inventory;

(n)               all Investment Property not covered by other clauses of this Section 3, including, without limitation, all Securities, all Securities Accounts and all Security Entitlements with respect thereto and Financial Assets carried therein, and all Commodity Accounts and Commodity Contracts;

(o)               all Letter of Credit Rights

(p)               all Commercial Tort Claims described in Annex 6;

(q)               all Supporting Obligations;

(r)                 all other tangible and intangible personal property whatsoever of such Securing Party; and

(s)                all Proceeds of any of the foregoing Collateral, all Accessions to and substitutions and replacements for, any of the Collateral, and all rents, profits and products of any of the Collateral, and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers (including all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Securing Party or any computer bureau or service company from time to time acting for such Securing Party),

IT BEING UNDERSTOOD, HOWEVER, that the Collateral (and any component defintion thereof) shall not include: (A) pledges and security interests prohibited or restricted by applicable law (including any requirement to obtain the consent of any Governmental Authority or third party); (B) pledges and security interests attaching to any lease, license, contract, property, property rights or agreement that are prohibited or restricted by such agreements, licenses, contracts and leases or any agreements related thereto (including any requirement to obtain the consent of any governmental authority or third party), to the extent prohibited or restricted thereby, and except to the extent such prohibition or restriction is ineffective under the Uniform Commercial Code or other applicable law, other than proceeds thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code notwithstanding such prohibition; (C) any assets to the extent a security interest in such assets would result in material adverse tax consequences as reasonably determined in writing by the Borrower and the Collateral Agent; (D) the security interest created hereby in voting Capital Stock of any Issuer that is a Foreign Subsidiary of a Securing Party or any FSHCo shall be limited to that portion of such voting Capital Stock that does not exceed 65% of the aggregate issued and outstanding Capital Stock of such Issuer; (E) any intent-to-use trademark application prior to the filing and acceptance of a “Statement of Use”, “Amendment to Allege Use” or similar notice and/or filing with respect thereto, only to the extent, if any, that, and solely during the period if any, in which, the grant of a security interest therein may impair the validity or enforceability of such intent-to-use trademark application under applicable law; (F) any cash or Cash Equivalents maintained in or credited to any deposit account or securities account that are comprised solely of (i) funds specifically and exclusively used or to be used for payroll and payroll taxes and other employee benefit payments to or for the benefit of any Loan Party’s employees, (ii) funds specifically and exclusively used or to be used to pay Taxes required to be collected, remitted or withheld (including withholding Taxes (including the employer’s share thereof)) and (iii) any other funds which any Loan Party is permitted or otherwise not prohibited by the terms of the Credit Agreement to hold as an escrow or fiduciary for the benefit of another Person (other than the Borrower, any other Securing Party or any Subsidiary thereof) in the ordinary course of business; and (G) any asset with respect to which the Collateral Agent and the Borrower have reasonably determined that the cost, burden, difficulty or consequence (including any effect on the ability of the relevant Loan Party to conduct its operations and business in the ordinary course of business) of obtaining or perfecting a security interest therein outweighs the benefit of a security interest to the relevant Secured Parties afforded thereby.

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Section 4. Further Assurances; Remedies. In furtherance of the grant of the security interest pursuant to Section 3, the Securing Parties hereby jointly and severally agree with the Collateral Agent for the benefit of the Secured Parties as follows:

4.01                  Delivery and Other Perfection. Each Securing Party shall promptly from time to time give, execute, deliver, file, record, authorize or obtain all such financing statements, continuation statements, notices, instruments, documents, agreements or consents or other papers as may be necessary or desirable in the reasonable judgment of the Collateral Agent to create, preserve, perfect, maintain the perfection of or validate the security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such security interest, and without limiting the foregoing, shall:

(a)                if any of the Collateral (including, without limitation, the Pledged Debt Pledged Equity, Investment Property or Financial Assets constituting part of the Collateral) are received by such Securing Party, forthwith (x) deliver to the Collateral Agent the certificates or instruments representing or evidencing the same, duly endorsed in blank or accompanied by such instruments of assignment and transfer in such form and substance as the Collateral Agent may reasonably request, all of which thereafter shall be held by the Collateral Agent, pursuant to the terms of this Agreement, as part of the Collateral and (y) take such other action as the Collateral Agent may reasonably deem necessary or appropriate to duly record or otherwise perfect the security interest created hereunder in such Collateral;

(b)               promptly from time to time deliver to the Collateral Agent any and all Instruments constituting part of the Collateral, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Collateral Agent may request; provided that (other than in the case of the promissory notes described in Annex 2 (Part A)) so long as no Event of Default shall have occurred and be continuing, such Securing Party may retain for collection in the ordinary course any Instruments received by such Securing Party in the ordinary course of business and the Collateral Agent shall, promptly upon request of such Securing Party (through the Borrower), make appropriate arrangements for making any Instrument delivered by such Securing Party available to such Securing Party for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent requested by the Collateral Agent, against trust receipt or like document);

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(c)                promptly from time to time upon the request of the Collateral Agent, execute and deliver such short-form security agreements as the Collateral Agent may reasonably deem necessary or desirable to protect the interests of the Collateral Agent in respect of that portion of the Collateral consisting of Intellectual Property; and

(d)               promptly from time to time upon the reasonable request of the Collateral Agent, deliver such information with respect to the Collateral as the Collateral Agent shall reasonably request.

(e)                Notwithstanding anything to the contrary herein or in any other Loan Document, it is understood and agreed that (a) no action shall be required to perfect any security interest with respect to (i) Letter of Credit Rights, (ii) electronic chattel paper, or (iii) any vehicles, aircraft, vessels or other asset subject to a certificate of title, except, in each case, to the extent that a security interest therein can be perfected by filing a UCC-1 financing statement, (b) perfection by control shall not be required with respect to assets requiring perfection through control agreements or other control arrangements, including deposit accounts, securities accounts and commodities accounts (except for delivery of stock certificates evidencing Pledged Equity and promissory notes evidencing Pledged Debt) and/or (c) Commercial Tort Claims having a value of less than $5,000,000.

4.02                  [Reserved].

4.03                  Preservation of Rights. The Collateral Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

4.04                  Special Provisions Relating to Certain Collateral.

(a)                Pledged Equity.

(i)                 The Securing Parties will cause the Capital Stock required to be pledged hereunder to constitute at all times (1) in the case of any Issuer (other than a Foreign Subsidiary or a FSHCo), 100% of the Capital Stock of such Issuer then issued and outstanding that is owned by the Securing Parties and (2) in the case of any Issuer that is a Foreign Subsidiary or a FSHCo, 65% of the voting Capital Stock of such Issuer (or such lesser percentage of such Capital Stock owned by the Securing Parties).

(ii)               So long as no Event of Default shall have occurred and be continuing, the Securing Parties shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Equity for all purposes not inconsistent with the terms of this Agreement, the Loan Documents or any other instrument or agreement referred to herein or therein, provided that each Securing Party agrees that it will not vote the Pledged Equity in any manner that is inconsistent with the terms of this Agreement, the Loan Documents or any such other instrument or agreement; and the Collateral Agent shall execute and deliver to any Securing Party or cause to be executed and delivered to such Securing Party all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as such Securing Party may reasonably request for the purpose of enabling such Securing Party to exercise the rights and powers that it is entitled to exercise pursuant to this Section 4.04(a)(ii).

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(iii)             Unless and until an Event of Default shall have occurred and be continuing (or if an Event of Default has occurred and is continuing, until receipt of written notice from the Collateral Agent), the Securing Parties shall be entitled to receive and retain any dividends, distributions or proceeds on the Pledged Equity paid in cash.

(iv)             If an Event of Default shall have occurred and be continuing, whether or not the Secured Parties or any of them exercise any available right to declare any Secured Obligations due and payable or seek or pursue any other relief or remedy available to them under applicable law or under this Agreement, the Loan Documents or any other agreement relating to such Secured Obligation, but only if the Collateral Agent has given written notice to the Borrower requiring the same, all dividends and other distributions on the Pledged Equity shall be paid directly to the Collateral Agent and retained by it as part of the Collateral, subject to the terms of this Agreement, and, if the Collateral Agent shall so reasonably request in writing, each Securing Party agrees to execute and deliver to the Collateral Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Collateral Agent shall, upon request of any Securing Party (except to the extent theretofore applied to the Secured Obligations), be returned by the Collateral Agent to such Securing Party.

(b)               Intellectual Property.

(i)                 For the purpose of enabling the Collateral Agent to exercise rights and remedies under Section 4.05 at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Securing Party hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Securing Party) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Securing Party, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof; provided that the use of such license by the Collateral Agent may only be exercised, at the option of the Collateral Agent, at any time after and during the continuation of an Event of Default.

(ii)               Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 7.04 of the Credit Agreement that limit the rights of the Securing Parties to dispose of their property, so long as no Event of Default shall have occurred and be continuing, the Securing Parties will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property. Further, upon the Termination Date the license granted pursuant to clause (i) immediately above shall automatically terminate. Further, upon any sale, assignment or other disposition of Intellectual Property (other than to a Securing Party) not prohibited by Section 7.04 of the Credit Agreement, the license granted pursuant to clause (i) immediately above with respect to such Intellectual Property shall automatically terminate. In furtherance of the foregoing, so long as no Event of Default shall have occurred and be continuing or would result therefrom, the Collateral Agent shall from time to time, upon the request of the respective Securing Party (through the Borrower), execute and deliver any instruments, certificates or other documents, in the form so requested, that such Securing Party (through the Borrower) shall have certified are appropriate in its judgment to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (i) immediately above as to any specific Intellectual Property). The exercise of rights and remedies under Section 4.05 by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Securing Parties in accordance with the first sentence of this clause (ii).

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(iii)             If any Securing Party shall at any time after the date hereof (i) obtain any rights to any additional Intellectual Property or (ii) become entitled to the benefit of any additional Intellectual Property or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property, or any improvement on any Intellectual Property Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause (i) or (ii) shall automatically constitute Collateral as if such would have constituted Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. Each Securing Party shall promptly (and in any event within the later of (x) the delivery of the next Compliance Certificate under Section 6.01(c) of the Credit Agreement following such event or (y) 30 days (or such longer period as to which the Collateral Agent may agree)) provide to the Collateral Agent written notice of any of the foregoing and confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) above by execution of an instrument in form reasonably acceptable to the Collateral Agent and the filing of any instruments or statements as shall be reasonably necessary to create, preserve, protect or perfect the Collateral Agent’s security interest in such Intellectual Property Collateral.

(iv)             Notwithstanding anything contained herein to the contrary, no Securing Party shall be required to make any filings or otherwise take any actions to perfect the Collateral Agent’s security interest in any Intellectual Property outside the United States.

(c)                Chattel Paper. The Securing Parties will promptly inform the Collateral Agent in writing upon the acquisition of Chattel Paper having an individual value of in excess of $5,000,000, and upon the request of the Collateral Agent (i) deliver to the Collateral Agent each original of each item of Chattel Paper at any time constituting part of the Collateral, and (ii) cause each such original and each copy thereof to bear a conspicuous legend, in form and substance reasonably satisfactory to the Collateral Agent, indicating that such Chattel Paper is subject to the security interest granted hereby and that purchase of such Chattel Paper by a Person other than the Collateral Agent without the consent of the Collateral Agent would violate the rights of the Collateral Agent.

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(d)               Commercial Tort Claims. If any Securing Party shall at any time hold or acquire a Commercial Tort Claim, such Securing Party shall immediately notify the Collateral Agent in writing signed by such Securing Party of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent. The requirement in the preceding sentence shall not apply to the extent that the amount of such Commercial Tort Claim, together with the amount of all other Commercial Tort Claims held by any Securing Party in which the Collateral Agent does not have a security interest, does not exceed $5,000,000 in the aggregate for all Securing Parties.

(e)                Accounts. Each Securing Party shall keep and maintain at its own cost and expense complete records of each Receivable, in a manner consistent with prudent business practice, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Securing Party shall, at such Securing Party’s sole cost and expense, upon the Collateral Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Accounts, including all documents evidencing Accounts and any books and records relating thereto to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Securing Party). Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may transfer a full and complete copy of any Securing Party’s books, records, credit information, reports, memoranda and all other writings relating to the Accounts to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Receivables or the Collateral Agent’s security interest therein without the consent of any Securing Party.

(f)                Required Government Contracts. Upon the occurrence and during the continuation of an Event of Default, upon the request of the Collateral Agent, the applicable Securing Party shall deliver to the Collateral Agent an Assignment Agreement duly executed by such Securing Party party to such Required Government Contract in compliance with the Assignment of Claims Act. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may execute a Notice of Assignment with respect to each Required Government Contract and deliver (i) all Assignment Agreements and (ii) all Notices of Assignment to the applicable Governmental Authority for each Required Government Contract and the Securing Parties agree to use their commercially reasonable efforts in having such Notices of Assignment acknowledged in writing by the appropriate Governmental Authority. Concurrently with any delivery of financial statements under Section 6.01(a) or (b) of the Credit Agreement, Borrower shall deliver to the Collateral Agent a certificate of a Responsible Officer setting forth a list of all Required Government Contracts which have been completed or have lapsed, expired or terminated or been entered into, in each case, since the most recent list provided by Borrower.

4.05                  Remedies.

(a)                Rights and Remedies Generally upon Default. If an Event of Default shall have occurred and is continuing, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the NYUCC (whether or not the NYUCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the fullest extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner thereof (and each Securing Party agrees to take all such action as may be appropriate to give effect to such right); and without limiting the foregoing:

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(i)                 the Collateral Agent in its discretion may, in its name or in the name of any Securing Party or otherwise, demand, sue for, collect or receive any money or other property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

(ii)               the Collateral Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

(iii)             the Collateral Agent may require the Securing Parties to notify (and each Securing Party hereby authorizes the Collateral Agent to so notify) each account debtor in respect of any Account, Chattel Paper or General Intangible, and each obligor on any Instrument, constituting part of the Collateral that such Collateral has been pledged to the Collateral Agent hereunder, and to instruct that any payments due or to become due in respect of such Collateral shall be made directly to the Collateral Agent or as it may direct (and if any such payments, or any other Proceeds of Collateral, are received by any Securing Party they shall be held in trust by such Securing Party for the benefit of the Collateral Agent and as promptly as possible remitted or delivered to the Collateral Agent for application as provided herein) and take such steps as may be desirable or necessary to comply with the Assignment of Claims Act;

(iv)             the Collateral Agent may require the Securing Parties to assemble the Collateral at such place or places, reasonably convenient to the Collateral Agent and the Securing Parties, as the Collateral Agent may direct;

(v)               the Collateral Agent may require the Securing Parties to cause the Pledged Equity to be transferred of record into the name of the Collateral Agent or its nominee (and the Collateral Agent agrees that if any of such Pledged Equity is transferred into its name or the name of its nominee, the Collateral Agent will thereafter promptly give to the respective Securing Party (through the Borrower) copies of any notices and communications received by it with respect to such Pledged Equity); and

(vi)             the Collateral Agent may sell, lease, assign or otherwise dispose of all or any part of the Collateral, at such place or places as the Collateral Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required by applicable statute and cannot be waived), and the Collateral Agent or any other Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Securing Parties, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

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The Proceeds of each collection, sale or other disposition under this Section 4.05, including by virtue of the exercise of any license granted to the Collateral Agent in Section 4.04(b), shall be applied in accordance with Section 4.09.

(b)               Certain Securities Act Limitations. The Securing Parties recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Securing Parties acknowledge that any such private sales may be at prices and on terms less favorable to the Secured Parties than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner (notwithstanding the method of sale) and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale.

(c)                Notice. The Securing Parties agree that to the extent the Collateral Agent is required by applicable law to give reasonable prior notice of any sale or other disposition of any Collateral, ten Business Days’ notice shall be deemed to constitute reasonable prior notice.

4.06                  Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Securing Parties shall remain liable for any deficiency.

4.07                  Locations; Names, Etc. No Securing Party shall (i) change its jurisdiction of organization, (ii) change its legal name, (iii) change the location of its chief executive office, (iv) change its identity or organizational structure or (v) change its organizational identification number, if the effect thereof would be to result in a loss of perfection of, or diminution of priority for, the security interests created hereunder in such item of Collateral, or the loss of control (within the meaning of Section 9-104, 9-105, 9-106 or 9-107 of the NYUCC) over such item of Collateral; and as a result of any of the foregoing, each Securing Party shall take all action reasonably satisfactory to the Collateral Agent to maintain the perfection and priority of the security interest of the Collateral Agent in the Collateral, as applicable. The relevant Security Party shall give the Collateral Agent prompt (and in any event within 30 days) written notice thereof following any of the foregoing changes.

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4.08                  Private Sale. The Secured Parties shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.05 conducted in a commercially reasonable manner. Each Securing Party hereby waives any claims against the Secured Parties arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

4.09                  Application of Proceeds. Except as otherwise herein expressly provided and except as provided below in this Section 4.09, the Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Collateral Agent under this Section 4, shall be applied by the Collateral Agent:

First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Agent or the Collateral Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Administrative Agent or the Collateral Agent in connection therewith;

Next, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Secured Parties holding the same may otherwise agree; and

Finally, to the payment to the respective Securing Party, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

Notwithstanding the foregoing, the proceeds of any cash or other amounts held as Cash Collateral pursuant to Section 2.20 of the Credit Agreement shall be applied first to the LC Exposure outstanding from time to time and second to the other Secured Obligations in the manner provided above in this Section 4.09.

4.10                  Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Collateral Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, the Collateral Agent is hereby appointed the attorney-in-fact of each Securing Party for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable (until the Termination Date) and coupled with an interest. Without limiting the generality of the foregoing, so long as the Collateral Agent shall be entitled under this Section 4 to make collections in respect of the Collateral, the Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Securing Party representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

4.11                  Perfection and Recordation. Each Securing Party authorizes the Collateral Agent from time to time to file in any relevant jurisdiction Uniform Commercial Code financing statements and amendments thereto relating to the Collateral including any financing statement describing the Collateral as “all assets now owned or hereafter acquired by Debtor or in which Debtor otherwise has rights and all proceeds thereof” or “all personal property and fixtures” of such Securing Party (provided that no such description shall be deemed to modify the description of Collateral set forth in Section 3). Each Securing Party hereby further authorizes the Collateral Agent, subject to prior review by the Securing Parties as to form, to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), including this Agreement or other agreements or documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Securing Party hereunder.

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4.12                  Termination. Upon the occurrence of the Termination Date this Agreement shall terminate, and the Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the respective Securing Party and to be released and canceled all licenses and rights referred to in Section 4.04(b). The Collateral Agent shall also, at the expense and request of such Securing Party, authorize, execute and deliver to the respective Securing Party upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the respective Securing Party to effect the termination and release of the Liens on the Collateral as required by this Section 4.12.

4.13                  Further Assurances. Each Securing Party agrees that, from time to time upon the request of the Collateral Agent and subject to the limitations otherwise set forth herein, such Securing Party will execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order fully to effect the purposes of this Agreement. In the event that the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor, then, upon the reasonable request of the Collateral Agent, such Securing Party agrees to use its reasonable best efforts to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers. At the expense and request of the Borrower, the Collateral Agent shall release any Lien as and to the extent required by Section 10.22 of the Credit Agreement; provided that the Collateral Agent shall have received certifications from the Borrower and applicable Securing Party as the Collateral Agent shall reasonably request.

Section 5. Miscellaneous.

5.01                  Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its “Address for Notices” specified pursuant to Section 10.01 of the Credit Agreement and shall be deemed to have been given at the times specified in said Section 10.01. Any notice to be delivered to any Subsidiary Securing Party hereunder shall be delivered to the Borrower (at its aforesaid address) on behalf of such Subsidiary Securing Party.

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5.02                  No Waiver. No failure on the part of any Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

5.03                  Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Securing Party and the Collateral Agent (with the consent of the Lenders or the Required Lenders as and to the extent specified in Section 10.05(b) of the Credit Agreement). Any such amendment or waiver shall be binding upon the Secured Parties and each Securing Party.

5.04                  Expenses. Subject to any limitations set forth in Section 10.06 of the Credit Agreement, the Securing Parties jointly and severally agree to reimburse each of the Secured Parties for all reasonable costs and expenses incurred by them (including the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceeding resulting therefrom, including all manner of participation in or other involvement with (w) performance by the Collateral Agent of any obligations of the Securing Parties in respect of the Collateral that the Securing Parties have failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Secured Parties in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 5.04, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3.

5.05                  Successors and Assigns; Reinstatement. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Securing Party and the Secured Parties (provided that, except in connection with a transaction permitted by Section 7.03 of the Credit Agreement, no Securing Party shall assign or transfer its rights or obligations hereunder without the prior written consent of the Collateral Agent). Each of the Securing Parties agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Secured Obligations is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of any Secured Party or otherwise.

5.06                  Counterparts. This Agreement may be executed in any number of counterparts (including, in “.pdf” or “.tif” format), all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

5.07                  Governing Law; Submission to Jurisdiction; Etc.

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(a)                Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)               Submission to Jurisdiction. Each Securing Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any Securing Party or its properties in the courts of any jurisdiction.

(c)                Waiver of Venue. Each Securing Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 5.07. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)               Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

5.08                  WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.08.

5.09                  Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

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5.10                  Agents and Attorneys-in-Fact. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

5.11                  Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

5.12                  Additional Subsidiary Securing Parties. As contemplated by Section 6.13 (a) of the Credit Agreement, Domestic Subsidiaries (other than Excluded Subsidiaries) of the Borrower formed or acquired after the date hereof, may be required to become a “Securing Party” under this Agreement, by executing and delivering to the Administrative Agent and the Collateral Agent a Subsidiary Joinder Agreement in the form of Exhibit D to the Credit Agreement. Accordingly, upon the execution and delivery of any such Subsidiary Joinder Agreement by any such Subsidiary, such Subsidiary shall automatically and immediately, and without any further action on the part of any Person, become a “Securing Party” under and for all purposes of this Agreement, and each of the Annexes hereto shall be supplemented in the manner specified in such Subsidiary Joinder Agreement. In addition, as of the date of the execution and delivery of a Subsidiary Joinder Agreement by any such Subsidiary, such Subsidiary Securing Party makes the representations and warranties set forth in Section 2.

5.13                  No Release. Nothing set forth in this Agreement or any other Loan Document, nor the exercise by the Collateral Agent of any of the rights or remedies hereunder, shall relieve any Securing Party from the performance of any term, covenant, condition or agreement on such Securing Party’s part to be performed or observed under or in respect of any of the Collateral or from any liability to any person under or in respect of any of the Collateral or shall impose any obligation on the Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Securing Party’s part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Secured Party for any act or omission on the part of such Securing Party relating thereto or for any breach of any representation or warranty on the part of such Securing Party contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Securing Party thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder. The obligations of each Securing Party contained in this Section 5.13 shall survive the termination hereof and the discharge of such Securing Party’s other obligations under this Agreement, the Credit Agreement and the other Loan Documents.

5.14                  Concerning the Collateral Agent.

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(a)                The Collateral Agent has been appointed as collateral agent pursuant to the Credit Agreement. The actions of the Collateral Agent hereunder are subject to the provisions of the Credit Agreement. The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Collateral), in accordance with this Agreement and the Credit Agreement. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.

(b)               The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Collateral.

(c)                The Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

(d)               If any item of Collateral also constitutes collateral granted to the Collateral Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the Collateral Agent, in its sole discretion, shall select which provision or provisions shall control.

(e)                The Collateral Agent may rely on advice of counsel as to whether any or all UCC financing statements of the Securing Parties need to be amended as a result of any of the changes described in Section 4.07. If any Securing Party fails to provide information to the Collateral Agent about such changes on a timely basis, the Collateral Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Securing Party’s property constituting Collateral, for which the Collateral Agent needed to have information relating to such changes. The Collateral Agent shall have no duty to inquire about such changes if any Securing Party does not inform the Collateral Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Agent to search for information on such changes if such information is not provided by any Securing Party.

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5.15                  Amendment and Restatement; Continuation of Obligation.

This Agreement amends and restates the Existing Security Agreement in its entirety and the parties hereto confirm that (i) the provisions of the Existing Security Agreement and the other Loan Documents (including the security interests granted therein) shall continue in full force and effect as modified by this Agreement and (ii) nothing herein shall be construed to extinguish, release or discharge, or to constitute, create or effect a novation of, any security interest or lien granted to the Collateral Agent in or on any Collateral. Each reference to the Existing Security Agreement in any Loan Document or in any other document, instrument or agreement delivered in connection therewith shall mean and be a reference to this Agreement. Each Securing Party ratifies its authorization for the Collateral to file prior in any relevant jurisdiction any financing statements or amendments thereto relating to the Collateral if filed prior to the date hereof.

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EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Security Agreement to be duly executed and delivered as of the day and year first above written.

HMS HOLDINGS CORP.

By:	/s/ Jeffrey S. Sherman
Name: Jeffrey S. Sherman
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to HMS A&R Security Agreement]

SUBSIDIARY SECURING PARTIES

ALLIED MANAGEMENT GROUP SPECIAL INVESTIGATION UNIT, INC.

By:	/s/ Jeffrey S. Sherman
Name: Jeffrey S. Sherman
Title: Executive Vice President, Chief Financial Officer and Treasurer

ELIZA CORPORATION

By:	/s/ Jeffrey S. Sherman
Name: Jeffrey S. Sherman
Title: Executive Vice President, Chief Financial Officer and Treasurer

ELIZA HOLDINGS CORP.

By:	/s/ Jeffrey S. Sherman
Name: Jeffrey S. Sherman
Title: Executive Vice President, Chief Financial Officer and Treasurer

ELIZALIVE, INC.

By:	/s/ Jeffrey S. Sherman
Name: Jeffrey S. Sherman
Title: Executive Vice President, Chief Financial Officer and Treasurer

ESSETTE, INC.

By:	/s/ Jeffrey S. Sherman
Name: Jeffrey S. Sherman
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to HMS A&R Security Agreement]

HEALTHDATAINSIGHTS, INC.

By:	/s/ Gary Call
Name: Gary Call
Title: Interim President

HMS CARE ANALYTICS, INC.

By:	/s/ Jeffrey S. Sherman
Name: Jeffrey S. Sherman
Title: Executive Vice President, Chief Financial Officer and Treasurer

HEALTH MANAGEMENT SYSTEMS, INC.

By:	/s/ Jeffrey S. Sherman
Name: Jeffrey S. Sherman
Title: Executive Vice President, Chief Financial Officer and Treasurer

INTEGRIGUARD, LLC

By:	/s/ Douglas M. Williams, Jr.
Name: Douglas M. Williams, Jr.
Title: Chairman

PERMEDION, INC.

By:	/s/ Jeffrey S. Sherman
Name: Jeffrey S. Sherman
Title: Executive Vice President, Chief Financial Officer and Treasurer

REIMBURSEMENT SERVICES GROUP INC.

By:	/s/ Jeffrey S. Sherman
Name: Jeffrey S. Sherman
Title: Executive Vice President, Chief Financial Officer and Treasurer:

[Signature Page to HMS A&R Security Agreement]

CITIBANK, N.A.,
as Collateral Agent

By:	/s/ Michael Tortora
Name: Michael Tortora
Title: Vice President

[Signature Page to HMS A&R Security Agreement]